UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[x]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK MUNICIPAL SECURITIES TRUST
(Name of Registrant as Specified in its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

John Hancock Funds
     Inbound Script
Meeting Date: January 9, 2015
Toll-Free # 1-888-399-4011

Greeting:

Hello, thank you for calling the John Hancock Funds proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________.  Are you calling regarding the upcoming Special shareholder meeting?

IF YES:
The Board of Trustees recommends a vote “FOR” the proposal.
Would you like to vote Today and have your name removed from future calls and mailings?  The board recommends that you vote for the proposal.  For the record, would you please state your full name and mailing address?
Again, my name is _____________, a proxy voting specialist on behalf of  the John Hancock Funds

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received  and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-399-4011. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today?  (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call the John Hancock Funds directly at _____________.

1

John Hancock Funds
Inbound Script
Meeting Date: January 9, 2015
Toll-Free # 1-888-399-4011

IF Not sure how to vote, You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the John Hancock Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received.  We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-399-4011. Thank you very much for your time and your vote.  We hope you have a great day/evening.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf John Hancock Funds.

If you wish to make any changes you may contact us by calling 1-888-399-4011. Thank you very much for your participation and have a great day/evening.

2

John Hancock Funds
Answering Machine Messages
Meeting Date: January 9, 2015
Toll-Free # 1-888-399-4011

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of John Hancock Funds.  You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on January 9, 2015.

Your participation is very important. To vote over the telephone, call toll-free at 1-888-399-4011 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

John Hancock Funds
Outbound Script
Meeting Date: January 9, 2015
Toll-Free # 1-888-399-4011

Hello, is Mr./Ms. _____________ available?

IF YES:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment in the John Hancock Funds.  The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special shareholder meeting scheduled to be held on January 9th, 2015.

Your Board of Trustees has recommended you vote YES on the proposal and we are calling to ask if you would like to vote today and have your name removed from future calls and mailings.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________?  (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of John Hancock Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (888) 399-4011 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote.  We hope you have a great day/evening.

John Hancock Funds
Outbound Script
Meeting Date: January 9, 2015
Toll-Free # 1-888-399-4011

IF Not sure how to vote, you may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the John Hancock Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received.  We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (888) 399-4011 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote.  We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: John Hancock Massachusetts Tax-Free Income Fund (“Massachusetts Tax-Free Fund”)

To approve an Agreement and Plan of Reorganization between Massachusetts Tax-Free Fund and John Hancock Tax-Free Bond Fund (the “Acquiring Fund”). Under this agreement, Massachusetts Tax-Free Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the Massachusetts Tax-Free Fund. The Acquiring Fund also would assume Massachusetts Tax-Free Fund’s liabilities.

Proposal 1: - John Hancock New York Tax-Free Income Fund (“New York Tax-Free Fund”)

To approve an Agreement and Plan of Reorganization between New York Tax-Free Fund and John Hancock Tax-Free Bond Fund (the “Acquiring Fund”). Under this agreement, New York Tax-Free Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of New York Tax-Free Fund. The Acquiring Fund also would assume New York Tax-Free Fund’s liabilities.

John Hancock Funds
Outbound Script
Meeting Date: January 9, 2015
Toll-Free # 1-888-399-4011

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script)  Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly.  Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at (888) 399-4011 Monday-Friday 9am-6pm EST.

John Hancock Funds
Inbound Closed, Call In Queue
and End of Campaign Script
Meeting Date: January 9, 2015
Toll-Free # 1-888-399-4011

INBOUND - CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of the John Hancock Funds.  Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of the John Hancock Funds.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of the John Hancock Funds.  The Special meeting of shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your John Hancock Funds account, please contact your Financial Advisor or call John Hancock Funds directly at ___________.  Thank you for investing with the John Hancock Funds.